SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   May 8, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



  Delaware                     0-28538                   13-5630895
 -------------------------------------------------------------------------------
 (State or other            (Commission                (IRS Employer
  jurisdiction of            File Number)               Identification
  incorporation)                                        Number)



      1999 Broadway, Suite 4300, Denver, CO                           80202
--------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)


                                 (303) 296-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

On May 4, 2001 the  Registrant  issued  the  press  release  attached  hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has increased prices on new orders for certain of its products.

On May 7, 2001 the  Registrant  issued  the  press  release  attached  hereto as
Exhibit 99.2, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it intends to pay all previously deferred dividends and accrued interest on its Convertible Preferred Securities as well as to resume the regularly scheduled dividend payment, both on June 1, 2001 to holders of record on May 15, 2001.

Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

       (c)    Exhibits

Item No.                    Exhibit List
--------------              ----------------------------------------------------

99.1                        Press Release dated May 4, 2001 issued by Registrant

99.2                        Press Release dated May 7, 2001 issued by Registrant

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)


                                     By: /s/ Joan H. Prusse
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                             and Secretary


Date: May 8, 2001

                                                                 EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE                                CONTACT:

Titanium Metals Corporation                          Mark A. Wallace
1999 Broadway, Suite 4300                            Executive Vice President &
Denver, Colorado 80202                                 Chief Financial Officer
                                                     (303) 296-5615


                         TIMET ANNOUNCES PRICE INCREASES

DENVER, COLORADO . . . May 4, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced selling price increases on new orders for certain grades of commercially pure titanium and alloy titanium ingot, flatrolled, and forged products. These price increases will generally range from 3% to 15% on applicable products and reflect continued increases in certain manufacturing costs, including raw materials and energy, as well as the need to provide for increased capital investments. Additionally, TIMET will continue to reduce or eliminate current pricing discounts on certain products.

The price increases are effective immediately, but will not apply to certain industrial products or to orders under agreements with customers that include specific provisions governing selling prices. TIMET is currently accepting orders for delivery through the fourth quarter of this year. Except for obligations under existing firm agreements, orders for delivery after the fourth quarter will not be accepted until later this year.

Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

                                    o o o o o

                                                                 EXHIBIT 99.2

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE                                 CONTACT:

Titanium Metals Corporation                           Mark A. Wallace
1999 Broadway, Suite 4300                             Executive Vice President &
Denver, Colorado 80202                                  Chief Financial Officer
                                                     (303) 296-5615


         TIMET ANNOUNCES PAYMENT OF DEFERRED DIVIDENDS AND INTEREST ON
                        CONVERTIBLE PREFERRED SECURITIES

DENVER, COLORADO . . . May 7, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today that on June 1, 2001 it intends to pay all previously deferred dividends and accrued interest on its Convertible Preferred Securities concurrent with the regularly scheduled dividend payment due on June 1, 2001, both to holders of record as of May 15, 2001.

Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

                                    o o o o o